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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                         Date of Report: March 27, 2001
                 Date of Earliest Event Reported: March 20, 2001


                              CONVERGE GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

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                                      Utah
                 (State or other jurisdiction of incorporation)


       000-27039                                           87-0426858
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(Commission File Number)                       (IRS Employer Identification No.)


233 WILSHIRE BOULEVARD, SUITE 930, SANTA MONICA, CALIFORNIA             90401
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (310) 434-1974
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                                       N/A
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          (Former name or former address, if changed since last report)


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         Converge Global, Inc. hereby files this Amendment No. 1 to its Current
Report on Form 8-K, filed with the Commission on March 20, 2001, to submit the letter from former accountant required to be set forth in Item 4, which information is attached hereto as Exhibit 99.1.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     March 22, 2001              CONVERGE GLOBAL, INC.



                                       /s/ Imran Husain
                                       -------------------------------------
                                       By: Imran Husain
                                       Its: President

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                                INDEX TO EXHIBITS


Exhibit Number             Description
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99.1                       Letter from Former Accountant